UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas,

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2008

Date of reporting period: November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

ITEM1. REPORT TO SHAREHOLDERS

Allianz Multi-Strategy Funds

Annual Report

NOVEMBER 30, 2008

Share Classes

and

Institutional

BLEND STOCK FUND

Allianz RCM Disciplined Equity Fund

GLOBAL STOCK FUND

Allianz RCM All Horizons Fund

INTERNATIONAL STOCK FUND

Allianz RCM International Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Global EcoTrendsSM Fund

Allianz RCM Global Water Fund

ALTERNATIVE STRATEGIES

Allianz NACM Global Equity 130/30 Fund

Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2	Allianz Multi-Strategy Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the initial annual report for the Allianz Funds Multi-Strategy Trust (the “Funds”) for the fiscal year ended November 30, 2008.

Tight credit conditions and a global economic slowdown caused stock prices to fall drastically during the period. No country, region or market segment was spared in a decline that ranks among the worst 12-month periods on record. The Standard & Poor’s 500 Index of U.S. stocks returned -38.86% for the period. The MSCI Barra World Index of global stocks posted a -42.04% return in U.S. dollar terms. Bonds delivered mixed results. The Barclays Capital U.S. Aggregate Bond Index, a broad market measure of government and corporate securities, posted a positive 1.74% return. The Barclays Capital Credit Index of corporate bonds returned -8.66%.

The Federal Reserve (“The Fed”) sought to inject liquidity into the economy through multiple initiatives, including reducing the Federal Funds rate seven times during the period. The Fed moves lowered the key target rate on loans between member banks from 4.50% to 1.00%.

For specific information on the Funds and their performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107 (Class A, C and D shares) or 1-800-498-5413 (Institutional and Class P shares). In addition, a wide range of information and resources can be accessed through our Web site, www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

E. Blake Moore, Jr.

President & CEO

January 15, 2009

Annual Report	November 30, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, C, D, P, Institutional) is one of the Fund’s oldest share classes. The oldest share class for RCM Global EcoTrends is the A share class, and the C, D, P, and Institutional shares were first offered in 9/08. Prior to this date, the Fund was a closed-end interval fund. The oldest share classes for RCM Global Water are A, C, D, and P, and the Institutional shares were first offered in 7/08. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries.

Investment products may be subject to various risks as described in the applicable prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, IPO risk, non-U.S. investment risk and focused investment risk. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. To the extent a Fund invests in derivatives (including short sales), it could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies and IPOs may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the applicable prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Trust at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Hypothetical example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Hypothetical example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 6/1/08 to 11/30/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

4	Allianz Multi-Strategy Funds

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	November 30, 2008	5

Allianz NACM Global Equity 130/30 Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Equity 130/30 Fund seeks to capitalize on change by using fundamental research to identify both long and short investment opportunities that provide, when netted against each other, a 100% long portfolio with diversified exposure to growing businesses. On the long side, the Global Equity 130/30 strategy invests in companies that are expected to exceed market expectations for earnings growth, regardless of country, industry or market capitalization. The result is a long portfolio with greater than average growth rates, including companies for which the market has underestimated growth potential. Conversely, short positions are taken in companies where negative change is anticipated.

•

From July 15, 2008 to November 30, 2008, the Fund underperformed the MSCI ACWI Index. On the long side, consumer staples and healthcare were clear positive contributors to the Fund, as overweighted positions in these more defensive sectors and strong relative performance helped. From a country perspective, avoiding countries such as Russia, Korea, India, Mexico, and Indonesia added value as these emerging economies were particularly hurt by the global economic slowdown. Australia was a detractor from performance during the reporting period, largely driven by a fertilizer manufacturer whose shares headed to the downside.

•

On the short side, the Fund’s largest exposure came from short selections in consumer discretionary and industrial shares, where bottom-up investment ideas drove those allocations. Within consumer discretionary, specialty retail shares in particular offered appeal as consumers continued to spend less on discretionary items, driving those stocks lower.

•

In mid-September, the Fund temporarily reduced its exposure from 130% long and 30% short, to 110% long and 10% short. The decision was made as short restrictions and the regulatory environment began to change rapidly. The Fund currently uses three different index futures positions to provide global exposure on the short side. Longer-term, the Fund plans to regain its normal 130/30 posture once the short restrictions and regulatory environment stabilize.

Average Annual Total Return for the period ended November 30, 2008

Fund Inception†* (07/15/08)
Allianz NACM Global Equity 130/30 Fund Class A	–35.80%
Allianz NACM Global Equity 130/30 Fund Class A (adjusted)	–39.33%
Allianz NACM Global Equity 130/30 Fund Class C	–35.93%
Allianz NACM Global Equity 130/30 Fund Class C (adjusted)	–36.57%
Allianz NACM Global Equity 130/30 Fund Class D	–35.80%
Allianz NACM Global Equity 130/30 Fund Class P	–35.73%
Allianz NACM Global Equity 130/30 Fund Institutional Class	–35.67%
MSCI ACWI Index	–35.86%
Lipper Long/Short Equity Fund Average	–28.78%

† The Fund began operations on 07/15/08. Index and Lipper performance comparisons began on 07/31/08.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.5% on A shares and the contingent deferred sales charge (CDSC) of 1% on C shares, which may apply to shares redeemed during the first year of ownership. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s gross expense ratios are 4.40% for Class A shares, 5.15% for Class C shares, 4.40% for Class D shares, 4.04% for Institutional shares and 4.14% for Class P shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 2.71% for Class A shares, 3.46% for Class C shares, 2.71% for Class D shares, 2.35% for Institutional shares and 2.45% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated July 15, 2008, as supplemented to date.

Cumulative Returns Through November 30, 2008

Country Allocation

United States	45.7%
Japan	17.3%
United Kingdom	11.9%
Germany	9.8%
Switzerland	3.8%
Bermuda	3.1%
France	3.0%
Denmark	2.3%
Other	2.8%
Cash & Equivalents-net	0.3%

Shareholder Expense Example	Actual					Hypothetical
						(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/08)	$642.00	$640.70	$642.00	$642.70	$643.30	$1,011.45	$1,007.70	$1,011.45	$1,012.75	$1,013.25
Expenses Paid During Period	$8.39	$10.70	$8.39	$7.59	$7.28	$13.63	$17.37	$13.63	$12.33	$11.83

* The Fund commenced operations on July 15, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning June 1, 2008. For each class of the Fund, expenses are equal to the expense ratio for the class (2.71% for Class A, 3.46% for Class C, 2.71% for Class D, 2.45% for Class P and 2.35% for Institutional Class), multiplied by the average account value over the period, multiplied by 138/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

6	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM All Horizons Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of companies worldwide.

•

The Fund’s performance relative to its benchmark was attributable to poor stock selection. On an industry basis, Oil & Gas, Pharmaceuticals and Metals & Mining were some of the leading detractors, while Tobacco, Computers and Commercial Banks were the top contributors to the Fund during the reporting period.

•	Overweighted positions in US Bancorp, Philip Morris International, Nestle and Hewlett-Packard, were among the top active contributors to Fund’s performance.

•

The leading contributor to performance was UST Inc, a U.S. smokeless tobacco producer that was up for bid by its larger rival, Altria. The leading detractor from Fund’s performance during the period was Stada Arzneimittel, a German-based pharmaceutical company, which suffered after announcing a poor pricing update and increased competition.

•	Metals and mining also detracted from the Fund’s performance, with negative contributors including holdings such as Xstrata, Rio Tinto and Equinox Minerals.

Average Annual Total Return for the period ended November 30, 2008

Fund Inception†* (07/15/08)
Allianz RCM All Horizons Fund Class A	–35.13%
Allianz RCM All Horizons Fund Class A (adjusted)	–38.70%
Allianz RCM All Horizons Fund Class C	–35.33%
Allianz RCM All Horizons Fund Class C (adjusted)	–35.98%
Allianz RCM All Horizons Fund Class D	–35.13%
Allianz RCM All Horizons Fund Class P	–35.07%
Allianz RCM All Horizons Fund Institutional Class	–35.00%
MSCI World Index	–34.16%
Lipper Global Large-Cap Growth Fund Average	–37.55%

† The Fund began operations on 07/15/08. Index and Lipper performance comparisons began on 07/31/08.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.5% on A shares and the contingent deferred sales charge (CDSC) of 1% on C shares, which may apply to shares redeemed during the first year of ownership. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s gross expense ratios are 5.09% for Class A shares, 5.84% for Class C shares, 5.09% for Class D shares, 4.73% for Institutional shares and 4.83% for Class P shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.66% for Class A shares, 2.41% for Class C shares, 1.66% for Class D shares, 1.30% for Institutional shares and 1.40% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated July 15, 2008, as supplemented to date.

Cumulative Returns Through November 30, 2008

Country Allocation

United States	47.1%
Canada	11.0%
United Kingdom	9.8%
Australia	9.7%
Switzerland	3.8%
France	3.4%
Japan	2.3%
China	2.1%
Other	1.9%
Cash & Equivalents — net	8.9%

Shareholder Expense Example	Actual					Hypothetical
						(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/08)	$648.70	$646.70	$648.70	$649.30	$650.00	$1,016.70	$1,012.95	$1,016.70	$1,018.00	$1,018.50
Expenses Paid During Period	$5.16	$7.48	$5.16	$4.35	$4.04	$8.37	$12.13	$8.37	$7.06	$6.56

* The Fund commenced operations on July 15, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning June 1, 2008. For each class of the Fund, expenses are equal to the expense ratio for the class (1.66% for Class A, 2.41% for Class C, 1.66% for Class D, 1.40% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 138/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

Annual Report	November 30, 2008	7

Allianz RCM Disciplined Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Disciplined Equity Fund seeks long-term capital growth by investing in the stocks of companies domiciled in the U.S.

•

The Fund’s performance relative to its benchmark was attributable to poor stock selection. Oil services companies, such as National Oilwell Varco and Cameron International, were among the top detractors from Fund performance. In addition, avoiding Exxon Mobil detracted from the Fund’s returns. Other significant detractors included Corning and Apple.

•

Several of the Fund’s healthcare stocks were among the top contributors to performance. These stocks included the biotechnology companies Genentech and Amgen as well as Johnson & Johnson. Archer Daniels Midland and Chubb were also among the top contributors.

•

On balance, the impact of sector weightings on the Fund’s performance was marginally negative. Returns were helped by overweightings in healthcare and underweightings in financials, while underweightings in consumer staples and overweightings in technology detracted from Fund performance.

Average Annual Total Return for the period ended November 30, 2008

Fund Inception†* (07/15/08)
Allianz RCM Disciplined Equity Fund Class A	–29.47%
Allianz RCM Disciplined Equity Fund Class A (adjusted)	–33.35%
Allianz RCM Disciplined Equity Fund Class C	–29.60%
Allianz RCM Disciplined Equity Fund Class C (adjusted)	–30.30%
Allianz RCM Disciplined Equity Fund Class D	–29.47%
Allianz RCM Disciplined Equity Fund Class P	–29.40%
Allianz RCM Disciplined Equity Fund Institutional Class	–29.33%
S&P 500 Index	–28.63%
Lipper Large-Cap Core Fund Average	–29.49%

†The Fund began operations on 07/15/08. Index and Lipper performance comparisons began on 07/31/08.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.5% on A shares and the contingent deferred sales charge (CDSC) of 1% on C shares, which may apply to shares redeemed during the first year of ownership. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s gross expense ratios are 3.64% for Class A shares, 4.39% for Class C shares, 3.64% for Class D shares, 3.28% for Institutional shares and 3.38% for Class P shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.34% for Class D shares, 0.98% for Institutional shares and 1.08% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated July 15, 2008, as supplemented to date.

Cumulative Returns Through November 30, 2008

Industry/Sectors

Healthcare & Hospitals	17.8%
Technology	13.8%
Oil and Gas	11.6%
Aerospace	8.1%
Telecommunications	7.8%
Metals & Mining	5.5%
Financial Services	5.0%
Retail	4.5%
Other	25.5%
Cash & Equivalents — net	0.4%

Shareholder Expense Example	Actual					Hypothetical
						(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/08)	$705.30	$704.00	$706.70	$706.00	$706.70	$1,018.30	$1,014.55	$1,018.30	$1,019.60	$1,020.10
Expenses Paid During Period	$4.31	$6.71	$4.31	$3.47	$3.15	$6.76	$10.53	$6.76	$5.45	$4.95

* The Fund commenced operations on July 15, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning June 1, 2008. For each class of the Fund, expenses are equal to the expense ratio for the class (1.34% for Class A, 2.09% for Class C, 1.34% for Class D, 1.08% for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 138/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

8	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendsSM Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global EcoTrendsSM Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors.

•

The Fund maintained an overweighted position in wind technology during the period which we believe offered well-priced investment opportunities. While the industry has underperformed relative to the benchmark, stock selection in this area contributed a positive return during the period.

•	The Fund maintained an underweighted position in solar technology relative to the benchmark during the period. This position marginally detracted from performance during the period.

•

The medical waste disposal company Stericycle Inc was the top active contributor to Fund performance during the period. Other positive contributors to performance were FPL Group Inc, a Florida based alternative energy company and Solarworld AG, a supplier of parts and fully constructed solar panels. The greatest detractor from the Fund’s performance was Donaldson Co., Inc. followed by Clarcor Inc and Pall Corp, all water filtration companies.

•

The largest overweighted position the Fund held during the period was Gamesa Corp Technologica S.A., a wind turbine manufacturer. This overweighted position relative to the benchmark, the FTSE ET 50, slightly detracted from Fund performance.

Average Annual Total Return for the period ended November 30, 2008

	1 Year	Fund Inception† (01/31/07)
Allianz RCM Global EcoTrendsSM Fund Class A	–55.36%	–18.26%
Allianz RCM Global EcoTrendsSM Fund Class A (adjusted)	–57.82%	–20.75%
Allianz RCM Global EcoTrendsSM Fund Class C	–55.62%	–18.73%
Allianz RCM Global EcoTrendsSM Fund Class C (adjusted)	–55.62%	–18.73%
Allianz RCM Global EcoTrendsSM Fund Class D	–55.28%	–18.12%
Allianz RCM Global EcoTrendsSM Fund Class P	–55.17%	–17.92%
Allianz RCM Global EcoTrendsSM Fund Institutional Class	–55.14%	–17.85%
FTSE ET 50 Index	–55.63%	–18.49%
Lipper Global Multi-Cap Growth Fund Average	–48.18%	–24.57%

† The reorganization of Allianz RCM Global EcoTrendsSM Fund, a closed-end interval fund, into an open-end mutual fund was approved by the Fund’s shareholders on August 20, 2008. This transition took place on September 2, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.5% on A shares and the contingent deferred sales charge (CDSC) of 1% on C shares, which may apply to shares redeemed during the first year of ownership. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s gross expense ratios are 1.71% for Class A shares, 2.46% for Class C shares, 1.71% for Class D shares, 1.36% for Institutional shares and 1.46% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated September 2, 2008, as supplemented to date.

Cumulative Returns Through November 30, 2008

Country Allocation

United States	37.6%
Spain	10.5%
Germany	7.7%
France	6.0%
Denmark	5.6%
United Kingdom	4.7%
Japan	2.9%
Austria	1.7%
Other	9.9%
Cash & Equivalents — net	13.4%

Shareholder Expense Example	Actual					Hypothetical
						(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/08)	$465.70	$516.90	$517.90	$518.20	$518.20	$1,017.05	$1,013.00	$1,016.75	$1,018.00	$1,018.50
Expenses Paid During Period	$5.83	$4.43	$3.05	$2.58	$2.40	$8.02	$12.08	$8.32	$7.06	$6.56

* Class C, Class D, Class P and Institutional Class commenced operations on September 2, 2008. The Actual expense example for Class C, Class D, Class P and Institutional Class is based on their period since inception; their Hypothetical expense example is based on the half-year period beginning June 1, 2008. For each class of the Fund, expenses are equal to the expense ratio for the class (1.59% for Class A, 2.40% for Class C, 1.65% for Class D, 1.40% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 89 (183 for Class A)/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

Annual Report	November 30, 2008	9

Allianz RCM Global Water Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Global Water Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of water-related companies worldwide.

•

Stock selection was a positive contributor to Fund performance during the period. Positive returns were reflected from holdings in the water utilities sector and also, regionally from the Fund’s returns in the U.S., where more favorable tariff rates in the private utility names helped regain investors’ confidence.

•	The Fund’s positioning in chemicals detracted from performance during the period, while regionally stock selection in Switzerland contributed negatively.

•

Tetra Tech, the environmental engineering business that addresses complex water contamination and provides resource management and infrastructure services, was the Fund’s best active contributor to performance during the period.

•

The Fund’s biggest overweighted position was in Roper Industries Inc. The company provides a wide range of products and services, including water and industrial applications. This position contributed positively to performance during the period.

•	The Fund’s largest underweighted position also contributed positively to performance. Avoiding Uponor Oyi, the supplier of infrastructure pipe solutions, added value as the stock price disappointed.

Average Annual Total Return for the period ended November 30, 2008

Fund Inception* (03/31/08)
Allianz RCM Global Water Fund Class A	–37.20%
Allianz RCM Global Water Fund Class A (adjusted)	–40.65%
Allianz RCM Global Water Fund Class C	–37.60%
Allianz RCM Global Water Fund Class C (adjusted)	–38.22%
Allianz RCM Global Water Fund Class D	–37.30%
Allianz RCM Global Water Fund Class P	–37.10%
Allianz RCM Global Water Fund Institutional Class	–37.08%
S&P Global Water Index	–37.01%
Lipper Global Natural Resources Fund Average	–47.04%

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.5% on A shares and the contingent deferred sales charge (CDSC) of 1% on C shares, which may apply to shares redeemed during the first year of ownership. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s gross expense ratios are 1.87% for Class A shares, 2.62% for Class C shares, 1.87% for Class D shares, 1.52% for Institutional shares and 1.62% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated July 15, 2008, as supplemented to date.

Cumulative Returns Through November 30, 2008

Country Allocation

United States	45.7%
United Kingdom	17.3%
France	11.9%
Switzerland	9.8%
Japan	3.8%
Austria	3.1%
Italy	3.0%
Brazil	2.3%
Other	2.8%
Cash & Equivalents - net	0.3%

Shareholder Expense Example	Actual					Hypothetical
						(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/08)	$595.80	$592.60	$594.90	$596.80	$698.10	$1,017.00	$1,013.25	$1,017.00	$1,018.25	$1,018.75
Expenses Paid During Period	$6.38	$9.36	$6.38	$5.39	$4.00	$8.07	$11.83	$8.07	$6.81	$6.31

* Institutional Class commenced operations on July 15, 2008. The Actual expense example for Institutional Class is based on its period since inception; its Hypothetical expense example is based on the half-year period beginning June 1, 2008. For each class of the Fund, expenses are equal to the expense ratio for the class (1.60% for Class A, 2.35% for Class C, 1.60% for Class D, 1.35% for Class P and 1.25% for Institutional Class), multiplied by the average account value over the period, multiplied by 183 (138 for Institutional Class)/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

10	Allianz Multi-Strategy Funds

Allianz RCM International Opportunities Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Opportunities Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

Stock selection contributed to underperformance during the period. On an industry stock selection basis negative contributors included Electric Utilities, Oil & Gas and Pharmaceuticals. Positive contributors included sectors such as Semiconductors, Road & Rail and Real Estate.

•

The largest overweighted position in the Fund and top performer during the period was East Japan Railway, a Japanese rail transportation services and real estate company. Other performers were defensive stocks such as Reckitt Benckiser Group, a soap and cleaning product manufacturer and Shionogi & Co., a Japanese pharmaceutical company.

•

The leading detractor from performance during the period was the multi-line insurance company ING Groep. The stock suffered as investors lost confidence in the company’s balance sheet. The low confidence was a result of the sensitive financial conditions the market experienced during the period. Other financials such as Sumitomo Mitsui Financial and National Bank of Greece detracted from performance along with Xstrata, the diversified mining group and Petrobas, an oil exploration and production company.

Average Annual Total Return for the period ended November 30, 2008

Fund Inception†* (07/15/08)
Allianz RCM International Opportunities Fund Class A	–38.53%
Allianz RCM International Opportunities Fund Class A (adjusted)	–41.91%
Allianz RCM International Opportunities Fund Class C	–38.67%
Allianz RCM International Opportunities Fund Class C (adjusted)	–39.28%
Allianz RCM International Opportunities Fund Class D	–38.53%
Allianz RCM International Opportunities Fund Class P	–38.47%
Allianz RCM International Opportunities Fund Institutional Class	–38.40%
MSCI EAFE Index	–38.03%
Lipper International Large-Cap Core Fund Average	–29.49%

†The Fund began operations on 07/15/08. Index and Lipper performance comparisons began on 07/31/08.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.5% on A shares and the contingent deferred sales charge (CDSC) of 1% on C shares, which may apply to shares redeemed during the first year of ownership. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s gross expense ratios are 3.29% for Class A shares, 4.04% for Class C shares, 3.29% for Class D shares, 2.93% for Institutional shares and 3.03% for Class P shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.20% for Institutional shares and 1.30% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated July 15, 2008, as supplemented to date.

Cumulative Returns Through November 30, 2008

Country Allocation

Japan	22.3%
United Kingdom	17.1%
Germany	9.9%
France	9.2%
Switzerland	9.0%
Spain	4.6%
Australia	3.7%
Brazil	3.1%
Other	20.6%
Cash & Equivalents — net	0.5%

Shareholder Expense Example	Actual					Hypothetical
						(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/08)	$614.70	$613.30	$614.70	$615.30	$616.00	$1,017.20	$1,013.25	$1,017.20	$1,018.50	$1,019.00
Expenses Paid During Period	$4.75	$7.03	$4.75	$3.96	$3.66	$7.87	$11.63	$7.87	$6.56	$6.06

* The Fund commenced operations on July 15, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning June 1, 2008. For each class of the Fund, expenses are equal to the expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.56% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 138/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

Annual Report	November 30, 2008	11

Benchmark Descriptions

Index	Description

FTSE ET 50 Index	The FTSE ET 50 Index is comprised of the 50 largest environmental technology companies by market capitalization (approximately $650 million to $9 billion) from a global universe of 400 pure-play environmental technology companies. It is not possible to invest directly in an index.

Morgan Stanley Capital International All Country World (MSCI ACWI) Index	The MSCI ACWI Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. Prior to 11/1/06, performance data for the MSCI Index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index. It is not possible to invest directly in an index.

Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index	The MSCI EAFE Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. Prior to 11/1/06, performance data for the MSCI Index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index. It is not possible to invest directly in an index.

Morgan Stanley Capital International (MSCI) World Index	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. Prior to 11/1/06, performance data for the MSCI Index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index. It is not possible to invest directly in an index.

S&P 500 Index	The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an index.

S&P Global Water Index	The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

12	Allianz Multi-Strategy Funds

Schedule of Investments

Allianz NACM Global Equity 130/30 Fund

November 30, 2008

	Shares	Value

COMMON STOCK—95.1%
Australia—0.6%
Incitec Pivot Ltd.	12,049	$21,136

Bermuda—2.6%
Arch Capital Group Ltd. (b)	300	20,337
PartnerRe Ltd.	500	34,980
RenaissanceRe Holdings Ltd.	600	28,278

		83,595

Canada—0.8%
Potash Corp. Of Saskatchewan, Inc.	400	24,656

China—0.5%
Anhui Conch Cement Co., Ltd. (b)	4,000	16,662

Denmark—1.6%
Novo Nordisk AS ADR	1,000	51,100

France—2.0%
Alstom S.A.	269	14,416
BNP Paribas	332	18,398
Gaz De France	815	32,705

		65,519

Germany—3.4%
E.ON AG	588	20,566
Morphosys AG (b)	500	29,336
RWE AG	253	21,241
SAP AG	1,161	39,590

		110,733

Hong Kong—1.2%
Hong Kong Electric Holdings	7,000	39,472

Ireland—0.5%
Icon PLC ADR (b)	800	16,952

Israel—1.2%
Teva Pharmaceutical Industries Ltd. ADR	900	38,835

Japan—18.4%
Capcom Co., Ltd.	1,000	20,305
East Japan Railway Co.	2	15,471
EPS Co., Ltd.	8	31,333
Japan Steel Works Ltd.	4,000	41,225
Japan Tobacco, Inc.	6	22,077
Mitsubishi UFJ Financial Group, Inc.	6,900	38,317
Mizuho Financial Group, Inc.	6	15,930
Nintendo Co., Ltd.	300	93,266
Nitori Co., Ltd.	600	42,650
Nomura Holdings, Inc.	2,100	15,245
Osaka Gas Co., Ltd.	8,000	30,459
Secom Co., Ltd.	700	32,582
Sumitomo Mitsui Financial Group, Inc.	10	36,280
T&D Holdings, Inc.	550	20,517
Tokio Marine Holdings, Inc.	500	12,101
Toyo Tanso Co., Ltd.	600	29,050
Unicharm Corp.	400	27,573
Unicharm Petcare Corp.	1,300	42,551
West Japan Railway Co.	7	31,074

		598,006

Netherland Antilles—0.5%
Schlumberger Ltd.	300	15,222

Netherlands—1.3%
Royal KPN NV	3,127	43,190

Spain—0.8%
Telefonica S.A.	1,217	24,664

	Shares	Value

Switzerland—4.7%
ACE Ltd.	700	$36,575
Nestle S.A.	1,243	45,019
Roche Holdings AG	370	51,835
Syngenta AG	110	19,774

		153,203

Taiwan—0.4%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	1,914	13,685

United Kingdom—7.2%
BG Group PLC	1,415	20,194
British American Tobacco PLC	1,892	49,529
Diageo PLC	3,149	43,908
HSBC Holdings PLC	2,800	30,432
Imperial Tobacco Group PLC	1,078	26,912
SSL International PLC	5,594	41,277
Unilever PLC	859	19,724

		231,976

United States—47.4%
AFLAC, Inc.	800	37,040
Apple, Inc. (b)	400	37,068
Bank of America Corp.	2,900	47,125
Bank of New York Mellon Corp.	2,600	78,546
Cisco Systems, Inc. (b)	1,100	18,194
Coca-Cola Co.	600	28,122
Devon Energy Corp.	400	28,936
Exelon Corp.	600	33,726
Exxon Mobil Corp. (d)	900	72,135
FirstEnergy Corp.	500	29,290
FPL Group, Inc.	500	24,380
Genentech, Inc. (b)	800	61,280
General Dynamics Corp.	600	31,002
Helmerich & Payne, Inc.	600	15,216
Hess Corp.	400	21,616
Hewlett-Packard Co.	550	19,404
Hill-Rom Holdings, Inc.	2,100	43,134
Intel Corp.	1,100	15,180
International Business Machines Corp. (d)	700	57,120
Johnson & Johnson (d)	500	29,290
JPMorgan Chase & Co.	1,500	47,490
Kellogg Co.	600	26,058
Lockheed Martin Corp.	500	38,555
MasterCard, Inc., Class A (d)	100	14,530
McDonald’s Corp.	600	35,250
Merck & Co., Inc.	1,300	34,736
Microsoft Corp. (d)	2,300	46,506
Monsanto Co.	500	39,600
National-Oilwell Varco, Inc. (b)	1,300	36,777
Northern Trust Corp.	1,350	61,952
Occidental Petroleum Corp.	400	21,656
Oracle Corp. (b)	3,200	51,488
Philip Morris International, Inc.	700	29,512
Praxair, Inc.	500	29,525
Precision Castparts Corp.	500	31,350
Procter & Gamble Co. (d)	900	57,915
QUALCOMM, Inc.	700	23,499
Schering-Plough Corp.	2,600	43,706
Texas Instruments, Inc.	1,000	15,570
Thermo Fisher Scientific, Inc. (b)	900	32,112
Valero Energy Corp.	1,000	18,350
Wells Fargo & Co.	600	17,334
XTO Energy, Inc.	1,400	53,536

		1,534,811

Total Common Stock (cost—$4,235,842)		3,083,417

PREFERRED STOCK—1.7%
Germany—1.7%
Fresenius AG	777	43,051

	Shares	Value

Porsche AG	188	$12,091

Total Preferred Stock (cost—$90,864)		55,142

RIGHTS—0.0%
Australia—0.0%
Incitec Pivot Ltd. (b)(c) (cost—$0)	3,346	—

	Principal Amount (000s)
Repurchase Agreement—3.7%
State Street Bank & Trust Co., dated 11/28/08, 0.20%, due 12/1/08, proceeds $121,002; collateralized by Federal Home Loan Bank, 5.00% due 12/21/15, valued at $125,638 including accrued interest (cost—$121,000)	$121	121,000

Total Investments (cost—$4,447,706) (a)—100.5%		3,259,559

Liabilities in excess of other assets—(0.5%)		(16,393)

Net Assets—100.0%		$3,243,166

Notes to Schedule of Investments
(a) Securities with an aggregate value of $1,157,254, representing 35.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-valued security.

(d) All or partial amount segregated as collateral for futures contracts.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	11.30.08	Allianz Multi-Strategy Funds Annual Report	13

Schedule of Investments

Allianz RCM All Horizons Fund

November 30, 2008

	Shares	Value

COMMON STOCK—91.1%
Australia—9.7%
BHP Billiton Ltd.	1,492	$28,194
CSL Ltd.	1,325	30,390
Origin Energy Ltd.	3,659	38,570
QBE Insurance Group Ltd.	1,983	31,117

		128,271

Canada—11.0%
Canadian Natural Resources Ltd.	552	23,145
Equinox Minerals Ltd. (b)	7,265	8,435
Potash Corp. Of Saskatchewan, Inc.	333	20,526
Research In Motion Ltd. (b)	614	26,077
Tanganyika Oil Co., Ltd. (b)	1,239	28,942
TransCanada Corp.	1,464	38,601

		145,726

China—2.1%
China Life Insurance Co., Ltd.	11,000	28,397

France—3.4%
AXA S.A.	1,445	27,460
Total S.A.	334	17,548

		45,008

Germany—1.9%
E.ON AG	737	25,778

Japan—2.3%
Nintendo Co., Ltd.	100	31,089

Switzerland—3.8%
Nestle S.A.	1,388	50,270

United Kingdom—9.8%
AstraZeneca PLC	946	35,670
BG Group PLC	1,540	21,978
Inmarsat PLC	3,849	25,834
Rio Tinto PLC	453	11,268
Unilever PLC	1,515	34,787

		129,537

United States—47.1%
Allergan, Inc.	757	28,524
Apollo Group, Inc., Class A (b)	442	33,963
Apple, Inc. (b)	385	35,678
Cisco Systems, Inc. (b)	1,764	29,177
Entergy Corp.	414	35,231
Exxon Mobil Corp.	409	32,781
Genentech, Inc. (b)	426	32,632
Hewlett-Packard Co.	1,887	66,573
Intel Corp.	2,257	31,147
JPMorgan Chase & Co.	1,126	35,649
Marathon Oil Corp.	874	22,881
Philip Morris International, Inc.	1,208	50,929
QUALCOMM, Inc.	1,519	50,993
Thermo Fisher Scientific, Inc. (b)	836	29,828
U.S. Bancorp	1,020	27,520
Wal-Mart Stores, Inc.	795	44,425
Zions Bancorporation	1,152	36,737

		624,668

Total Common Stock (cost—$1,643,349)		1,208,744

	Principal Amount (000s)	Value

Repurchase Agreement—15.2%
State Street Bank & Trust Co., dated 11/28/08, 0.20%, due 12/1/08, proceeds $202,003; collateralized by Federal Home Loan Bank, 5.00% due 12/21/15, valued at $207,575 including accrued interest (cost—$202,000)	$202	$202,000

Total Investments (cost—$1,845,349) (a)—106.3%		1,410,744

Liabilities in excess of other assets—(6.3%)		(83,375)

Net Assets—100.0%		$1,327,369

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $412,572, representing 31.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

14	Allianz Multi-Strategy Funds Annual Report	11.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM Disciplined Equity Fund

November 30, 2008

	Shares	Value

COMMON STOCK—103.7%
Aerospace—8.1%
Boeing Co.	1,730	$73,750
L-3 Communications Holdings, Inc.	660	44,332
Lockheed Martin Corp.	490	37,784
Raytheon Co.	530	25,864

		181,730

Banking—2.1%
Bank of America Corp.	2,450	39,812
Wells Fargo & Co.	250	7,223

		47,035

Chemicals—1.9%
Air Products & Chemicals, Inc.	900	42,984

Consumer Discretionary—0.5%
Harley-Davidson, Inc.	720	12,247

Consumer Products—3.5%
Procter & Gamble Co.	1,220	78,507

Consumer Services—1.4%
Omnicom Group, Inc.	1,120	31,685

Consumer Staples—2.1%
Archer-Daniels-Midland Co.	1,740	47,641

Diversified Manufacturing—4.0%
General Electric Co.	5,160	88,597

Financial Services—5.0%
American Express Co.	720	16,783
Goldman Sachs Group, Inc.	445	35,151
JPMorgan Chase & Co.	1,460	46,224
Legg Mason, Inc.	820	14,776

		112,934

Food & Beverage—2.3%
PepsiCo, Inc.	910	51,597

Healthcare & Hospitals—17.8%
Amgen, Inc. (a)	910	50,542
Genentech, Inc. (a)	1,490	114,134
Genzyme Corp. (a)	320	20,486
Johnson & Johnson	2,280	133,562
Medtronic, Inc.	1,900	57,988
Varian Medical Systems, Inc. (a)	585	23,611

		400,323

Hotels/Gaming—0.7%
Starwood Hotels & Resorts Worldwide, Inc.	920	15,511

Insurance—4.3%
Chubb Corp.	770	39,547
MetLife, Inc.	1,070	30,773
Travelers Cos., Inc.	610	26,627

		96,947

Metals & Mining—5.5%
Alcoa, Inc.	1,550	16,678
Caterpillar, Inc.	1,640	67,224
Freeport-McMoRan Copper & Gold, Inc.	1,670	40,063

		123,965

Oil & Gas—11.6%
Cameron International Corp. (a)	1,670	35,237
Chevron Corp.	830	65,578
ConocoPhillips	610	32,037
National-Oilwell Varco, Inc. (a)	1,390	39,323
Schlumberger Ltd.	1,280	64,947
Weatherford International Ltd. (a)	1,750	22,348

		259,470

	Shares	Value

Pharmaceuticals—3.0%
Pfizer, Inc.	2,660	$43,704
VCA Antech, Inc. (a)	1,180	22,479

		66,183

Retail—4.5%
Starbucks Corp. (a)	5,830	52,062
Walgreen Co.	1,945	48,119

		100,181

Semi-conductors—3.8%
Intel Corp.	3,490	48,162
Texas Instruments, Inc.	2,410	37,524

		85,686

Technology—13.8%
Adobe Systems, Inc. (a)	2,020	46,783
Apple, Inc. (a)	1,380	127,885
Autodesk, Inc. (a)	1,930	32,019
eBay, Inc. (a)	1,840	24,159
EMC Corp. (a)	3,680	38,898
Intuit, Inc. (a)	1,790	39,666

		309,410

Telecommunications—7.8%
Cisco Systems, Inc. (a)	3,490	57,724
Corning, Inc.	5,370	48,384
QUALCOMM, Inc.	460	15,442
Verizon Communications, Inc.	1,640	53,546

		175,096

Total Investments (cost—$3,279,338)—103.7%		2,327,729

Liabilities in excess of other assets—(3.7%)		(82,128)

Net Assets—100.0%		$2,245,601

Notes to Schedule of Investments
(a) Non-income producing.

See accompanying Notes to Financial Statements	11.30.08	Allianz Multi-Strategy Funds Annual Report	15

Schedule of Investments

Allianz RCM Global EcoTrendsSM Fund

November 30, 2008

	Shares	Value

COMMON STOCK—86.6%
Australia—1.1%
Sims Group Ltd.	96,797	$871,531

Austria—1.7%
Andritz AG	59,366	1,377,741

Belgium—0.6%
Hansen Transmissions International NV (b)	338,657	462,178

Denmark—5.6%
Novozymes A/S, Class B	33,075	2,337,178
Vestas Wind Systems A/S (b)	49,408	2,239,825

		4,577,003

Finland—1.6%
Fortum Oyj	44,718	898,720
Outotec Oyj	30,977	436,728

		1,335,448

France—6.0%
Alstom S.A.	22,514	1,206,593
Bureau Veritas S.A.	23,175	831,501
EDF Energies Nouvelles S.A.	41,610	1,320,945
Suez Environnement S.A. (b)	87,278	1,494,752

		4,853,791

Germany—7.7%
GEA Group AG	115,872	1,788,666
Interseroh AG	8,838	410,857
K & S AG	20,502	918,445
Manz Automation AG (b)	8,582	561,526
Rational AG	5,344	507,247
Siemens AG	25,601	1,531,002
Wacker Chemie AG	5,697	576,380

		6,294,123

Italy—1.2%
Hera SpA	446,792	956,022

Japan—2.9%
Asahi Pretec Corp.	30,400	393,591
Horiba Ltd.	34,100	515,324
Kurita Water Industries Ltd.	60,200	1,427,945

		2,336,860

Netherlands—0.5%
Arcadis NV	40,648	372,642

Norway—1.4%
Renewable Energy Corp. AS (b)	125,100	1,180,242

Philippines—1.7%
Manila Water Co., Inc.	2,384,800	661,540
PNOC Energy Development Corp.	13,120,475	688,240

		1,349,780

Spain—10.5%
Acciona S.A.	6,001	545,884
Gamesa Corp. Tecnologica S.A.	302,687	5,085,173
Iberdrola Renovables S.A. (b)	878,830	2,962,663

		8,593,720

Sweden—0.7%
Atlas Copco AB, Class A	86,600	610,330

Switzerland—1.1%
ABB Ltd. (b)	67,602	876,291

	Shares	Value

United Kingdom—4.7%
Arriva PLC	61,343	$605,053
Ceres Power Holdings PLC (b)	207,242	323,644
eaga PLC	362,509	624,406
RPS Group PLC	466,084	908,223
Spice PLC	1,082,010	1,411,927

		3,873,253

United States—37.6%
Covanta Holding Corp. (b)	144,361	2,880,001
Danaher Corp.	35,204	1,958,751
Donaldson Co., Inc.	25,233	863,473
ESCO Technologies, Inc. (b)	19,755	604,108
First Solar, Inc. (b)	39,038	4,873,504
FPL Group, Inc.	34,523	1,683,341
Itron, Inc. (b)	21,474	1,017,438
Monsanto Co.	20,764	1,644,509
Nalco Holding Co.	186,271	2,125,352
Ormat Technologies, Inc.	20,742	624,334
Pall Corp.	44,170	1,215,117
Pentair, Inc.	34,167	849,392
Roper Industries, Inc.	24,128	1,104,339
Stericycle, Inc. (b)	118,970	6,816,981
Sunpower Corp., Class A (b)	29,478	1,023,771
Thermo Fisher Scientific, Inc. (b)	38,576	1,376,392

		30,660,803

Total Common Stock
(cost—$115,188,427)		70,581,758

	Principal Amount (000s)
Repurchase Agreement—12.7%
State Street Bank & Trust Co., dated 11/28/08, 0.20%, due 12/1/08, proceeds $10,339,172; collateralized by Federal Home Loan Bank, 5.25% due 1/14/09, valued at $10,549,744 including accrued interest (cost—$10,339,000)	$10,339	10,339,000

Total Investments (cost—$125,527,427) (a)—99.3%		80,920,758

Other assets in excess of liabilities—0.7%		550,575

Net Assets—100.0%		$81,471,333

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $32,132,080, representing 39.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

16	Allianz Multi-Strategy Funds Annual Report	11.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM Global Water Fund

November 30, 2008

	Shares	Value

COMMON STOCK—99.7%
Austria—3.1%
Andritz AG	63,194	$1,466,579

Brazil—2.3%
Companhia de Saneamento Basico do Estado de Sao Paulo ADR	51,743	1,082,464

France—11.9%
Suez Environnement S.A. (b)	158,341	2,711,801
Veolia Environnement	118,042	2,958,150

		5,669,951

Hong Kong—1.8%
Guangdong Investment Ltd.	2,499,810	832,105

Italy—3.0%
ACEA SpA	68,862	890,947
Hera SpA	244,475	523,115

		1,414,062

Japan—3.8%
Kurita Water Industries Ltd.	77,000	1,826,441

Philippines—0.8%
Manila Water Co.	1,426,815	395,796

Singapore—0.2%
Epure International Ltd.	825,000	93,506

Switzerland—9.8%
Geberit AG	50,580	4,656,092

United Kingdom—17.3%
Northumbrian Water Group PLC	290,659	1,173,444
Pennon Group PLC	240,179	1,680,905
Severn Trent PLC	105,758	1,864,827
United Utilities Group PLC	375,855	3,509,707

		8,228,883

United States—45.7%
American States Water Co.	19,936	698,358
American Water Works Co., Inc.	27,911	566,035
Aqua America, Inc.	110,644	2,399,868
California Water Service Group	19,464	827,220
Danaher Corp.	59,381	3,303,959
IDEX Corp.	79,014	1,817,322
Itron, Inc. (b)	9,046	428,600
ITT Corp.	96,997	4,060,294
Nalco Holding Co.	183,978	2,099,189
Pentair, Inc.	53,779	1,336,946
Roper Industries, Inc.	21,153	968,173
Thermo Fisher Scientific, Inc. (b)	11,351	405,004
Valmont Industries, Inc.	29,145	1,611,718
Watts Water Technologies, Inc., Class A	53,462	1,202,895

		21,725,581

Total Investments (cost—$72,564,624) (a)—99.7%		47,391,460

Other assets in excess of liabilities—0.3%		139,130

Net Assets—100.0%		$47,530,590

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $21,871,614, representing 46.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	11.30.08	Allianz Multi-Strategy Funds Annual Report	17

Schedule of Investments

Allianz RCM International Opportunities Fund

November 30, 2008

	Shares	Value

COMMON STOCK—97.2%
Australia—3.7%
CSL Ltd.	2,036	$46,697
QBE Insurance Group Ltd.	2,940	46,134

		92,831

Brazil—3.1%
Banco Itau Holding Financeira S.A. ADR	3,500	40,530
Petroleo Brasileiro S.A. ADR	1,800	37,692

		78,222

Canada—1.5%
Shoppers Drug Mart Corp.	1,040	37,266

Denmark—3.0%
Carlsberg AS	475	17,874
Novo Nordisk AS, Class B	1,100	56,480

		74,354

Finland—2.8%
Fortum Oyj	1,926	38,708
Nokia Oyj	2,236	31,681

		70,389

France—9.2%
BNP Paribas	1,181	65,445
LVMH Moet Hennessy Louis Vuitton S.A.	765	43,478
Total S.A.	1,156	60,734
Vinci S.A.	1,441	58,149

		227,806

Germany—9.9%
Adidas AG	1,215	37,758
BAYER AG	1,570	81,144
Deutsche Boerse AG	474	33,856
E.ON AG	1,392	48,688
Muenchener Rueckversicherungs-Gesellschaft AG	327	44,437

		245,883

Greece—1.7%
National Bank of Greece S.A.	2,196	42,260

Israel—1.0%
Teva Pharmaceutical Industries Ltd. ADR	600	25,890

Italy—1.7%
Saipem SpA	1,983	30,805
UniCredit SpA	5,048	11,542

		42,347

Japan—22.3%
East Japan Railway Co.	15	116,030
Ibiden Co., Ltd.	1,500	23,590
Komatsu Ltd.	2,000	24,048
Mitsubishi Corp.	1,400	17,415
Mitsui Fudosan Co., Ltd.	4,000	61,673
Mitsui OSK Lines Ltd.	4,000	21,299
Mizuho Financial Group, Inc.	18	47,790
Nintendo Co., Ltd.	200	62,177
Shionogi & Co., Ltd.	2,000	43,691
Sumitomo Mitsui Financial Group, Inc.	14	50,791
Toyota Motor Corp.	2,200	70,520
Yamada Denki Co., Ltd.	300	15,556

		554,580

Netherlands—0.8%
ING Groep NV	2,287	19,302

Norway—1.3%
StatoilHydro ASA	1,850	31,386

	Shares	Value

Spain—4.6%
Gamesa Corp. Tecnologica S.A.	1,326	$22,277
Telefonica S.A.	4,499	91,179

		113,456

Sweden—2.8%
Atlas Copco AB, Class A	4,600	32,419
Hennes & Mauritz AB, Class B	975	35,980

		68,399

Switzerland—9.0%
ABB Ltd. (b)	2,482	32,173
Nestle S.A.	2,675	96,882
Roche Holdings AG	484	67,806
Syngenta AG	154	27,685

		224,546

Taiwan—1.7%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	5,945	42,507

United Kingdom—17.1%
BHP Billiton PLC	3,645	65,957
Inmarsat PLC	9,352	62,771
Prudential PLC	9,219	48,331
Reckitt Benckiser Group PLC	1,862	79,153
Reed Elsevier PLC	6,269	52,162
Standard Chartered PLC	1,842	24,034
Vodafone Group PLC	38,736	75,979
Xstrata PLC	1,190	17,154

		425,541

Total Common Stock (cost—$3,904,673)		2,416,965

PREFERRED STOCK—2.3%
Germany—2.2%
Fresenius AG	985	54,575

United Kingdom—0.1%
Standard Chartered PLC (b)	607	3,828

Total Preferred Stock (cost—$86,446)		58,403

Total Investments (cost—$3,991,119) (a)—99.5%		2,475,368

Other assets in excess of liabilities—0.5%		12,256

Net Assets—100.0%		$2,487,624

Notes to Schedule of Investments
(a) Securities with an aggregate value of $1,987,197, representing 79.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

18	Allianz Multi-Strategy Funds Annual Report	11.30.08	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

November 30, 2008

	NACM Global Equity 130/30	RCM All Horizons	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities
Assets:
Investments, at value	$3,138,559	$1,208,744	$2,327,729	$70,581,758	$47,391,460	$2,475,368
Repurchase agreement, at value	121,000	202,000	—	10,339,000	—	—
Foreign currency, at value	1,054	963	—	2,547,168	749,619	4,117
Cash	405	688	9,445	283	—	92,199
Deposits with brokers for futures contracts collateral	36,041	—	—	—	—	—
Receivable for Fund shares sold	—	—	—	219,469	133,622	—
Receivable for investments sold	—	—	—	109,627	—	—
Dividends and interest receivable (net of foreign taxes)	9,784	2,219	5,822	69,015	159,360	6,740
Receivable from Investment Manager	94,095	66,000	66,000	68,062	270,000	66,000
Variation margin receivable	74	—	—	—	—	—
Prepaid expenses	—	—	—	823	470	—
Total Assets	3,401,012	1,480,614	2,408,996	83,935,205	48,704,531	2,644,424
Liabilities:
Payable for investments purchased	$—	$—	$2,246	$1,790,440	$—	$—
Payable for Fund shares redeemed	—	—	—	451,000	181,151	—
Payable for organizational expenses	66,000	66,000	66,000	66,000	270,000	66,000
Investment management fee payable	—	5,446	17,798	—	88,794	11,474
Servicing fee payable	4	4	22	15,540	7,677	3
Distribution fee payable	4	5	28	228	10,934	3
Payable to custodian for cash overdraft	—	—	—	—	468,387	—
Variation margin payable	4,439	—	—	—	—	—
Payable for short selling expenses	3,086	—	—	—	—	—
Accrued expenses	84,313	81,790	77,301	140,664	146,998	79,320
Total Liabilities	157,846	153,245	163,395	2,463,872	1,173,941	156,800
Net Assets	$3,243,166	$1,327,369	$2,245,601	$81,471,333	$47,530,590	$2,487,624

Shares of Beneficial Interest:
Par value ($0.00001 per share)	$3	$1	$2	$50	$76	$3
Paid-in-capital in excess of par	5,041,961	2,042,966	3,173,874	138,352,634	78,560,593	4,039,961
Undistributed (dividends in excess of) net investment income	2,212	7,928	12,284	(63,170)	1,220,129	22,052
Accumulated net realized gain (loss)	(603,323)	(289,008)	11,050	(12,189,335)	(6,953,523)	(59,083)
Net unrealized depreciation of investments, futures contracts and foreign currency transactions	(1,197,687)	(434,518)	(951,609)	(44,628,846)	(25,296,685)	(1,515,309)
Net Assets	$3,243,166	$1,327,369	$2,245,601	$81,471,333	$47,530,590	$2,487,624
Net Assets:
Class A	$6,422	$6,488	$59,448	$80,609,553	$20,589,248	$6,149
Class C	8,367	8,440	52,680	746,142	18,727,130	6,132
Class D	6,422	6,488	7,055	5,295	6,274	6,149
Class P	6,429	6,495	7,062	97,040	8,192,609	6,155
Institutional Class	3,215,526	1,299,458	2,119,356	13,303	15,329	2,463,039
Shares Issued and Outstanding:
Class A	667	667	5,617	4,933,251	3,281,074	667
Class C	871	870	4,990	45,727	2,999,326	667
Class D	667	667	667	324	1,000	667
Class P	666	667	667	5,933	1,303,503	667
Institutional Class	333,333	133,333	200,000	813	2,438	266,666
Net Asset Value and Redemption Price Per Share
Class A	$9.63	$9.73	$10.58	$16.34	$6.28	$9.22
Class C	9.61	9.70	10.56	16.32	6.24	9.20
Class D	9.63	9.73	10.58	16.34	6.27	9.22
Class P	9.64	9.74	10.59	16.36	6.29	9.23
Institutional Class	9.65	9.75	10.60	16.36	6.29	9.24

Cost of Investments	$4,326,706	$1,643,349	$3,279,338	$115,188,427	$72,564,624	$3,991,119
Cost of Repurchase Agreement	$121,000	$202,000	$—	$10,339,000	$—	$—
Cost of Foreign Currency	$1,065	$915	$—	$2,563,363	$870,444	$4,102

See accompanying Notes to Financial Statements	11.30.08	Allianz Multi-Strategy Funds Annual Report	19

Statements of Operations

Period ended November 30, 2008*

	NACM Global Equity 130/30	RCM All Horizons	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities

Investment Income:
Interest	$955	$1,644	$372	$212,055	$64,738	$1,280
Dividends, net of foreign withholding taxes	33,502	10,981	22,528	962,000	2,097,155	27,042
Miscellaneous income	88	—	—	38	—	—
Total Investment Income	34,545	12,625	22,900	1,174,093	2,161,893	28,322

Expenses:
Investment management fees	17,317	6,126	7,506	1,598,076	407,011	10,588
Distribution fees — Class C	24	30	72	265	121,905	23
Servicing fees — Class A	8	8	50	399,409	48,672	8
Servicing fees — Class C	8	10	24	88	40,635	8
Servicing fees — Class D	8	8	9	4	15	8
Administrative servicing fees — Class P	3	3	3	5	7,108	3
Dividends on securities sold short	3,499	—	—	—	—	—
Legal fees	29,621	7,590	7,590	245,250	20,008	7,590
Custodian and accounting agent fees	57,812	44,833	32,906	141,860	73,511	39,836
Shareholder communications fees	5,648	5,648	5,648	96,344	60,024	5,648
Audit and tax services fees	40,296	40,296	40,296	53,933	44,512	40,296
Registration fees	—	—	—	37,863	—	—
Trustees’ fees	5,978	5,978	5,978	14,326	11,374	5,978
Transfer agent fees	3,206	3,206	3,206	12,074	708	3,206
Organizational expenses	66,000	66,000	66,000	66,000	270,000	66,000
Short selling expense	7,871	—	—	—	—	—
Miscellaneous	1,205	2,966	2,966	11,900	3,153	2,866
Total Expenses	238,504	182,702	172,254	2,677,397	1,108,636	182,058
Less: Reimbursement from Investment Manager	(201,448)	(174,228)	(161,457)	(254,507)	(319,084)	(167,026)
Custody credits on cash balances	—	(21)	(94)	(265)	(1)	(24)
Net Expenses	37,056	8,453	10,703	2,422,625	789,551	15,008
Net Investment Income (Loss)	(2,511)	4,172	12,197	(1,248,532)	1,372,342	13,314

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(686,973)	(289,008)	11,050	(11,997,006)	(6,953,523)	(59,083)
Securities sold short	84,595	—	—	—	—	—
Foreign currency transactions	3,742	3,713	—	(634,199)	(224,740)	8,702
Net change in unrealized appreciation/depreciation of:
Investments	(1,188,147)	(434,605)	(951,609)	(93,633,148)	(25,173,164)	(1,515,751)
Futures contracts	(9,931)	—	—	—	—	—
Foreign currency transactions	391	87	—	(4,908)	(123,521)	442
Net Realized and Change in Unrealized Loss	(1,796,323)	(719,813)	(940,559)	(106,269,261)	(32,474,948)	(1,565,690)
Net Decrease in Net Assets Resulting from Investment Operations	$(1,798,834)	$(715,641)	$(928,362)	$(107,517,793)	$(31,102,606)	$(1,552,376)
*	Commencement of operations, July 15, 2008 for NACM Global Equity 130/30, RCM All Horizons, RCM Disciplined Equity and RCM International Opportunities; March 31, 2008 for RCM Global Water.

20	Allianz Multi-Strategy Funds Annual Report	11.30.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	11.30.08	Allianz Multi-Strategy Funds Annual Report	21

Statements of Changes in Net Assets

	NACM Global Equity 130/30	RCM All Horizons	RCM Disciplined Equity

	Period July 15, 2008** through November 30, 2008	Period July 15, 2008** through November 30, 2008	Period July 15, 2008** through November 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(2,511)	$4,172	$12,197
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(598,636)	(285,295)	11,050
Payments from Affiliates†	—	—	—
Net change in unrealized appreciation/depreciation of investments, futures contracts and foreign currency transactions	(1,197,687)	(434,518)	(951,609)
Net increase (decrease) resulting from investment operations	(1,798,834)	(715,641)	(928,362)

Distributions to Shareholders from net realized capital gains — Class A	—	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	2,000	3,010	133,963
Issued in reinvestment of distributions	—	—	—
Cost of shares redeemed	—	—	—
Offering costs charged to paid-in capital in excess of par	—	—	—
Net increase from Fund share transactions	2,000	3,010	133,963
Redemption Fees	—	—	—
Total Increase (Decrease) in Net Assets	(1,796,834)	(712,631)	(794,399)

Net Assets:
Beginning of period	5,040,000	2,040,000	3,040,000
End of period*	$3,243,166	$1,327,369	$2,245,601
*Including undistributed (dividends in excess of) net investment income of:	$2,212	$7,928	$12,284
**	Commencement of Operations.
†	See Note 9.

22	Allianz Multi-Strategy Funds Annual Report	11.30.08	See accompanying Notes to Financial Statements

RCM Global EcoTrendsSM		RCM Global Water	RCM International Opportunities

Year ended November 30, 2008	Period January 31, 2007** through November 30, 2007	Period March 31, 2008** through November 30, 2008	Period July 15, 2008** through November 30,2008

$(1,248,532)	$(915,131)	$1,372,342	$13,314

(12,631,205)	2,481,937	(7,178,263)	(50,381)
—	13,137	—	—

(93,638,056)	49,009,210	(25,296,685)	(1,515,309)
(107,517,793)	50,589,153	(31,102,606)	(1,552,376)

(1,871,021)	—	—	—

58,850,885	136,255,246	89,944,383	—
167,254	—	—	—
(44,497,508)	(10,436,116)	(11,448,615)	—
—	(171,519)	—	—
14,520,631	125,647,611	78,495,768	—
2,740	—	7,428	—
(94,865,443)	176,236,764	47,400,590	(1,552,376)

176,336,776	100,012	130,000	4,040,000
$81,471,333	$176,336,776	$47,530,590	$2,487,624
$(63,170)	$(908)	$1,220,129	$22,052

See accompanying Notes to Financial Statements	11.30.08	Allianz Multi-Strategy Funds Annual Report	23

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Loss (a)	Total Loss from Investment Operations	Net Asset Value End of Period
NACM Global Equity 130/30:
Class A
7/15/2008* - 11/30/2008	$15.00	$(0.02)	$(5.35)	$(5.37)	$9.63
Class C
7/15/2008* - 11/30/2008	$15.00	$(0.06)	$(5.33)	$(5.39)	$9.61
Class D
7/15/2008* - 11/30/2008	$15.00	$(0.02)	$(5.35)	$(5.37)	$9.63
Class P
7/15/2008* - 11/30/2008	$15.00	$(0.01)	$(5.35)	$(5.36)	$9.64
Institutional Class
7/15/2008* - 11/30/2008	$15.00	$(0.01)	$(5.34)	$(5.35)	$9.65
RCM All Horizons:
Class A
7/15/2008* - 11/30/2008	$15.00	$0.01	$(5.28)	$(5.27)	$9.73
Class C
7/15/2008* - 11/30/2008	$15.00	$(0.02)	$(5.28)	$(5.30)	$9.70
Class D
7/15/2008* - 11/30/2008	$15.00	$0.01	$(5.28)	$(5.27)	$9.73
Class P
7/15/2008* - 11/30/2008	$15.00	$0.03	$(5.29)	$(5.26)	$9.74
Institutional Class
7/15/2008* - 11/30/2008	$15.00	$0.03	$(5.28)	$(5.25)	$9.75
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share of common stock on the first day of the period and a sale of a share of common stock on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(c)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(l) in Notes to Financial Statements).
(d)	Annualized.

24	Allianz Multi-Strategy Funds Annual Report	11.30.08	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate

(35.80)%	$6	2.71%	11.30%	(0.52)%	57%

(35.93)%	$8	3.46%	12.05%	(1.24)%	57%

(35.80)%	$6	2.71%	11.30%	(0.52)%	57%

(35.73)%	$7	2.45%	11.04%	(0.26)%	57%

(35.67)%	$3,216	2.35%	10.94%	(0.16)%	57%

(35.13)%	$7	1.66%	18.41%	0.30%	120%

(35.33)%	$8	2.41%	19.16%	(0.43)%	120%

(35.13)%	$6	1.66%	18.41%	0.30%	120%

(35.07)%	$7	1.40%	18.15%	0.56%	120%

(35.00)%	$1,299	1.30%	18.05%	0.66%	120%

See accompanying Notes to Financial Statements	11.30.08	Allianz Multi-Strategy Funds Annual Report	25

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period		Net Investment Income (Loss)		Net Realized and Change in Unrealized Gain (Loss)		Total Income (Loss) from Investment Operations	Distributions from Net Realized Capital Gains	Redemption Fees (a)
RCM Disciplined Equity:
Class A
7/15/2008* -11/30/2008	$15.00		$0.04	(a)	$(4.46	)(a)	$(4.42)	$—	$—
Class C
7/15/2008* - 11/30/2008	$15.00		$0.02	(a)	$(4.46	)(a)	$(4.44)	$—	$—
Class D
7/15/2008* - 11/30/2008	$15.00		$0.04	(a)	$(4.46	)(a)	$(4.42)	$—	$—
Class P
7/15/2008* - 11/30/2008	$15.00		$0.05	(a)	$(4.46	)(a)	$(4.41)	$—	$—
Institutional Class
7/15/2008* - 11/30/2008	$15.00		$0.06	(a)	$(4.46	)(a)	$(4.40)	$—	$—
RCM Global EcoTrendsSM:
Class A
11/30/2008	$36.99		$(0.24	)(a)	$(20.03	)(a)	$(20.27)	$(0.38)	$—	(b)
1/31/2007* - 11/30/2007	23.88	**	(0.19)		13.35		13.16	—	—
Class C
9/02/2008* - 11/30/2008	$31.57		$(0.07	)(a)	$(15.18	)(a)	$(15.25)	$—	$—	(b)
Class D
9/02/2008* - 11/30/2008	$31.57		$(0.07	)(a)	$(15.16	)(a)	$(15.23)	$—	$—	(b)
Class P
9/02/2008* - 11/30/2008	$31.57		$(0.04	)(a)	$(15.17	)(a)	$(15.21)	$—	$—	(b)
Institutional Class
9/02/2008* - 11/30/2008	$31.57		$(0.04	)(a)	$(15.17	)(a)	$(15.21)	$—	$—	(b)
*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(a)	Calculated on average shares outstanding during the period.
(b)	Amount less than $.01.
(c)	Total return is calculated assuming a purchase of a share of common stock on the first day of the period and a sale of a share of common stock on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(l) in Notes to Financial Statements).
(e)	Annualized.

26	Allianz Multi-Strategy Funds Annual Report	11.30.08	See accompanying Notes to Financial Statements

Offering Costs Charged to Paid-In Capital in Excess of Par	Net Asset Value End of Period	Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (d)		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (d)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$10.58	(29.47)%	$60	1.34	%(e)	10.22	%(e)	0.80	%(e)	18%

$—	$10.56	(29.60)%	$53	2.09	%(e)	10.97	%(e)	0.47	%(e)	18%

$—	$10.58	(29.47)%	$7	1.34	%(e)	10.22	%(e)	0.79	%(e)	18%

$—	$10.59	(29.40)%	$7	1.08	%(e)	9.96	%(e)	1.05	%(e)	18%

$—	$10.60	(29.33)%	$2,119	0.98	%(e)	9.86	%(e)	1.15	%(e)	18%

$—	$16.34	(55.36)%	$80,610	1.52%		1.67%		(0.78)%		67%
(0.05)	36.99	54.90	176,337	1.78	(e)	1.78	(e)	(0.96	)(e)	27

$—	$16.32	(48.31)%	$746	2.40	%(e)	3.12	%(e)	(1.97	)%(e)	67%

$—	$16.34	(48.21)%	$5	1.65	%(e)	2.37	%(e)	(1.32	)%(e)	67%

$—	$16.36	(48.18)%	$97	1.40	%(e)	2.12	%(e)	(0.97	)%(e)	67%

$—	$16.36	(48.18)%	$13	1.30	%(e)	2.02	%(e)	(0.92	)%(e)	67%

See accompanying Notes to Financial Statements	11.30.08	Allianz Multi-Strategy Funds Annual Report	27

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Loss (a)	Total Loss from Investment Operations	Redemption Fees (a)		Net Asset Value End of Period
RCM Global Water:
Class A
3/31/2008* - 11/30/2008	$10.00	$0.20		$(3.92)	$(3.72)	$—	(b)	$6.28
Class C
3/31/2008* - 11/30/2008	$10.00	$0.16		$(3.92)	$(3.76)	$—	(b)	$6.24
Class D
3/31/2008* - 11/30/2008	$10.00	$0.21		$(3.94)	$(3.73)	$—	(b)	$6.27
Class P
3/31/2008* - 11/30/2008	$10.00	$0.21		$(3.92)	$(3.71)	$—	(b)	$6.29
Institutional Class
7/15/2008* - 11/30/2008	$9.01	$0.07		$(2.79)	$(2.72)	$—	(b)	$6.29
RCM International Opportunities:
Class A
7/15/2008* - 11/30/2008	$15.00	$0.03		$(5.81)	$(5.78)	$—		$9.22
Class C
7/15/2008* - 11/30/2008	$15.00	$—	(b)	$(5.80)	$(5.80)	$—		$9.20
Class D
7/15/2008* - 11/30/2008	$15.00	$0.03		$(5.81)	$(5.78)	$—		$9.22
Class P
7/15/2008* - 11/30/2008	$15.00	$0.04		$(5.81)	$(5.77)	$—		$9.23
Institutional Class
7/15/2008* - 11/30/2008	$15.00	$0.05		$(5.81)	$(5.76)	$—		$9.24
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Amount less than $.01.
(c)	Total return is calculated assuming a purchase of a share of common stock on the first day of the period and a sale of a share of common stock on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(l) in Notes to Financial Statements).
(e)	Annualized.

28	Allianz Multi-Strategy Funds Annual Report	11.30.08	See accompanying Notes to Financial Statements

Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (d)(e)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)	Portfolio Turnover Rate

(37.20)%	$20,589	1.60%	2.10%	3.44%	54%

(37.60)%	$18,727	2.35%	2.85%	2.73%	54%

(37.30)%	$6	1.60%	2.10%	3.45%	54%

(37.10)%	$8,193	1.35%	1.85%	3.64%	54%

(30.19)%	$16	1.25%	1.56%	2.44%	54%

(38.53)%	$6	1.56%	9.65%	0.71%	9%

(38.67)%	$6	2.31%	10.40%	(0.04)%	9%

(38.53)%	$6	1.56%	9.65%	0.71%	9%

(38.47)%	$7	1.30%	9.39%	0.97%	9%

(38.40)%	$2,463	1.20%	9.29%	1.07%	9%

See accompanying Notes to Financial Statements	11.30.08	Allianz Multi-Strategy Funds Annual Report	29

Notes to Financial Statements

November 30, 2008

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. The Trust currently consists of the following six separate investment funds (the “Fund” or “Funds”): The Allianz NACM Global Equity 130/30 Fund, Allianz RCM All Horizons Fund, Allianz RCM Disciplined Equity Fund, Allianz RCM Global EcoTrendsSM Fund, Allianz RCM Global Water Fund, and Allianz RCM International Opportunities Fund.

The Funds sold and issued shares of beneficial interest to Allianz Global Investors of America, L.P. (“Allianz Global”) as follows:

NACM Global Equity 130/30
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	667	10,000
D	7/15/08	667	10,000
P	7/15/08	666	10,000
Institutional	7/15/08	333,333	5,000,000
		336,000	$5,040,000

RCM All Horizons
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	133,333	2,000,000
		136,000	$2,040,000

RCM Disciplined Equity
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	200,000	3,000,000
		202,667	$3,040,000

RCM Global EcoTrendsSM
Class	Date	Shares	Amount
A	1/18/07	4,189	$100,012
C	9/2/08	317	10,000
D	9/2/08	317	10,000
P	9/2/08	317	10,000
Institutional	9/2/08	317	10,000
		5,457	$140,012

RCM Global Water
Class	Date	Shares	Amount
A	3/31/08	1,000	$10,000
C	3/31/08	1,000	10,000
D	3/31/08	1,000	10,000
P	3/31/08	10,000	100,000
Institutional	7/15/08	1,110	10,000
		14,110	$140,000

RCM International Opportunities
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	667	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	266,666	4,000,000
		269,334	$4,040,000

Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global and an indirect, majority-owned subsidiary of Allianz SE, a publicly-traded German insurance and financial services company. Currently, the Trust may offer up to five classes of shares A, C, D, P and Institutional shares. The Funds are authorized to issue an unlimited amount of $0.00001 par value shares of beneficial interest authorized.

The investment objective of each of the Allianz RCM Global Water Fund, Allianz NACM Global Equity 130/30 Fund, Allianz RCM All Horizons Fund, Allianz RCM Disciplined Equity Fund, and Allianz RCM International Opportunities Fund is to seek long-term capital appreciation. The Allianz RCM Global EcoTrendsSM Fund’s investment objective is to seek long-term growth of capital.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at November 30, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. The Funds’ Management has determined that the FSP has no material impact on the Funds’ financial statements.

30	Allianz Multi-Strategy Funds Annual Report	11.30.08

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Funds’ net asset value is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Effective December 1, 2007, the Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended November 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair valuation techniques on Level 3 investments: multi-dimensional relational pricing model and estimating the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Funds’ investments carried at value:

	NACM Global Equity 130/30		RCM All Horizons	RCM Disciplined Equity
	Investments in Securities	Other Financial Instruments	Investments in Securities	Investments in Securities
Valuation Inputs
Level 1—Quoted Prices	$1,981,305	$(9,931)	$796,172	$2,327,729
Level 2—Other Significant Observable Inputs	1,278,254	—	614,572	—
Level 3—Significant Unobservable Inputs	—	—	—	—
Total	$3,259,559	$(9,931)	$1,410,744	$2,327,729

11.30.08	Allianz Multi-Strategy Funds Annual Report	31

Notes to Financial Statements  (Cont.)

November 30, 2008

	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities
	Investments in Securities	Investments in Securities	Investments in Securities
Valuation Inputs
Level 1—Quoted Prices	$38,449,678	$25,519,846	$488,171
Level 2—Other Significant Observable Inputs	42,471,080	21,871,614	1,987,197
Level 3—Significant Unobservable Inputs	—	—	—
Total	$80,920,758	$47,391,460	$2,475,368

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds, using reasonable diligence, become aware of such dividends. Interest income is recorded on an accrual basis.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(e) Dividends and Distributions to Shareholders.  The Funds declare dividends and distributions from net investment income and net realized capital gains, if any, annually. Each Fund records dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Multi-class Operations.  Each class of a Fund offered by the Trust has equal rights as to the assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated daily to each class of shares based on the relative net assets of each class.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Equity 130/30—$1,138, RCM All Horizons—$170, RCM Disciplined Equity—$0, RCM Global EcoTrendsSM—$132,311, RCM Global Water—$89,952, and RCM International Opportunities—$2,865.

(i) Futures Contracts.  A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(j) Repurchase Agreements.   The Funds may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(k) Short Sales.  Short sale transactions involve the Funds selling securities it does not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Custody Credits on Cash Balances.  The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

(m) Concentration of Risk.  The Funds may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

32	Allianz Multi-Strategy Funds Annual Report	11.30.08

2.	INVESTMENT MANAGER, SUB-ADVISERS, DISTRIBUTOR

Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision by the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Funds’ investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee from each Fund, payable on a monthly basis, at an annual rate of each Fund’s average daily net assets as noted in the table below.

Management Fee %
NACM Global Equity 130/30	1.10
RCM All Horizons	0.95
RCM Disciplined Equity	0.70
RCM Global EcoTrendsSM	1.00
RCM Global Water	0.95
RCM International Opportunities	0.85

The Investment Manager has retained its affiliates, RCM Capital Management Company LLC (“RCM”) and Nicholas Applegate Capital Management LLC (“NACM”), to manage the Funds’ investments. RCM, in turn, has retained its affiliate, Allianz Global Investors Advisory GmbH (“AGIA”) to conduct the day-to-day portfolio management of RCM All Horizons, RCM Global EcoTrendsSM, RCM Global Water and RCM International Opportunities. Pursuant to RCM’s sub-advisory agreement with the RCM Funds, the Investment Manager (and not the Funds) will pay RCM an annual fee, payable monthly and under AGIA’s portfolio management agreement with RCM, RCM (and not the RCM Funds (excluding RCM Disciplined Equity) or the Investment Manager), in turn, will pay AGIA an annual fee, payable monthly for its services. Pursuant to NACM’s sub-advisory agreement with the NACM Global Equity 130/30, the Investment Manager (and not NACM Global Equity 130/30) will pay NACM an annual fee, payable monthly.

The Funds’ Distributor is Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager and the Sub-Adviser. Pursuant to separate Distribution Servicing Plans for Class A, C and D, the Distributor receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C and D in connection with personal services rendered to each class’ shareholders and the maintenance of shareholder accounts, and (ii) for Class C only, distribution fees of 0.75% of average daily net assets in connection with the distribution of shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and D Classes of the Funds, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, C and D Classes. The Funds paid the Distributor distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Funds’ average daily net assets attributable to each class):

	Distribution Fee (%)

	Class A	Class C	Class D	Class P	Institutional Class
NACM Global Equity 130/30	N/A	0.75	N/A	N/A	N/A
RCM All Horizons	N/A	0.75	N/A	N/A	N/A
RCM Disciplined Equity	N/A	0.75	N/A	N/A	N/A
RCM Global EcoTrendsSM	N/A	0.75	N/A	N/A	N/A
RCM Global Water	N/A	0.75	N/A	N/A	N/A
RCM International Opportunities	N/A	0.75	N/A	N/A	N/A

	Servicing Fee (%)

	Class A	Class C	Class D	Class P	Institutional Class
NACM Global Equity 130/30	0.25	0.25	0.25	N/A	N/A
RCM All Horizons	0.25	0.25	0.25	N/A	N/A
RCM Disciplined Equity	0.25	0.25	0.25	N/A	N/A
RCM Global EcoTrendsSM	0.25	0.25	0.25	N/A	N/A
RCM Global Water	0.25	0.25	0.25	N/A	N/A
RCM International Opportunities	0.25	0.25	0.25	N/A	N/A

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and C shares. For the period ended November 30, 2008, the Distributor received $427,922 representing commissions (sales charges) and contingent deferred sales charges.

11.30.08	Allianz Multi-Strategy Funds Annual Report	33

Notes to Financial Statements  (Cont.)

November 30, 2008

3.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse the Funds to the extent that the total annual fund operating expenses, including payment of organizational expenses (but not interest, taxes, extraordinary expenses, custodial credits, transfer agency credits, expense offset arrangements and underlying fund expenses), exceed the following expense limitations:

	Expense Limitation (%)

	Class A	Class C	Class D	Class P	Institutional Class
NACM Global Equity 130/30	2.71	3.46	2.71	2.45	2.35
RCM All Horizons	1.66	2.41	1.66	1.40	1.30
RCM Disciplined Equity	1.34	2.09	1.34	1.08	0.98
RCM Global EcoTrendsSM	1.65	2.40	1.65	1.40	1.30
RCM Global Water	1.60	2.35	1.60	1.35	1.25
RCM International Opportunities	1.56	2.31	1.56	1.30	1.20

Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years after the expiration of a Fund’s expense limitation, provided total expenses, including recoupment, do not exceed the annual expense limit. The expense limitation expires on November 30, 2008 for RCM Global EcoTrendsSM and RCM Global Water, and on November 30, 2009 for each of the other Funds.

4.	REDEMPTION FEES

Investors in Classes A, C, D, P and Institutional shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs.

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with the redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Manager, the Funds’ Sub-Advisers, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the applicable Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

5.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the period ended November 30, 2008, were as follows:

	Purchases	Sales
NACM Global Equity 130/30	$ 7,573,847	$ 2,560,168
RCM All Horizons	3,477,511	1,545,153
RCM Disciplined Equity	3,797,493	529,204
RCM Global EcoTrendsSM	119,171,661	98,985,912
RCM Global Water	108,752,828	29,234,680
RCM International Opportunities	4,304,407	254,204

34	Allianz Multi-Strategy Funds Annual Report	11.30.08

Futures contracts outstanding at November 30, 2008:

NACM Global Equity 130/30: Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	MSCI EAFE Index	3	$ 170	12/19/08	$(22,588)
	S&P 500 Index	2	90	12/19/08	(8,229)
Short:	DJ STOXX 50 Index	(2)	(49)	12/19/08	4,831
	FTSE 100 Index	(1)	(43)	12/19/08	1,967
	Russell 1000 Index	(3)	(144)	12/19/08	14,088
					$ (9,931)

6.	INCOME TAX INFORMATION

For the fiscal year ended November 30, 2008, for RCM Global EcoTrendsSM, the tax character of distributions paid was $1,862,002 of ordinary income and $9,019 of return of capital.

At November 30, 2008, the components of distributable taxable earnings were as follows:

	Undistributed Ordinary Income	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Capital Loss Deferral(3)	Post-October Currency Deferral(3)
NACM Global Equity 130/30	$2,212	$7,189	$555,777	$38,164	$—
RCM All Horizons	7,928	87	166,382	114,955	—
RCM Disciplined Equity	50,842	—	—	27,429	—
RCM Global EcoTrendsSM	—	(22,177)	2,607,611	9,504,085	63,170
RCM Global Water	1,221,774	(125,166)	6,677,724	—	—
RCM International Opportunities	22,771	110	23,886	35,197	387

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, expiring in 2016.
(3)	Losses realized during the period November 1, 2008 through November 30, 2008 that the Funds elected to defer to the following taxable year pursuant to income tax regulations.

The aggregate cost and the net unrealized depreciation of investments for federal income tax purposes at November 30, 2008 was as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation(1)
NACM Global Equity 130/30	$4,473,817	$25,401	$(1,239,659)	$(1,214,258)
RCM All Horizons	1,853,020	5,938	(448,214)	(442,276)
RCM Disciplined Equity	3,279,417	24,455	(976,143)	(951,688)
RCM Global EcoTrendsSM	125,605,066	11,999,574	(56,683,882)	(44,684,308)
RCM Global Water	72,840,423	418,268	(25,867,231)	(25,448,963)
RCM International Opportunities	3,991,119	7,482	(1,523,233)	(1,515,751)

(1)	Primary differences, if any, between book and tax net unrealized depreciation are attributable to wash sale loss deferrals for federal income tax purposes.

For the period ended November 30, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, reclassification of net operating loss and non-deductible expenses.

11.30.08	Allianz Multi-Strategy Funds Annual Report	35

Notes to Financial Statements  (Cont.)

November 30, 2008

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited amount of shares of beneficial interest with a $0.00001 par value. Changes in shares of beneficial interest were as follows:

	NACM Global Equity 130/30 Equity		RCM All Horizons		RCM Disciplined Equity
	Period 7/15/2008† through 11/30/2008		Period 7/15/2008† through 11/30/2008		Period 7/15/2008† through 11/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	—	$—	—	$—	4,950	$78,944
Class C	204	2,000	204	3,010	4,324	55,019
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net increase resulting from Fund share transactions	204	$2,000	204	$3,010	9,274	$133,963

	RCM Global EcoTrendsSM						RCM Global Water		RCM International Opportunities
	Year Ended 11/30/2008				Period 1/31/2007† through 11/30/2007		Period 3/31/2008† through 11/30/2008		Period 7/15/2008† through 11/30/2008
	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,812,521		$57,956,215		5,124,645	$136,255,246	3,996,619	$39,484,429	—	$—
Class C	45,727	*	760,760	*	—	—	3,376,645	33,482,404	—	—
Class D	324	*	10,147	*	—	—	—	—	—	—
Class P	5,933	*	105,896	*	—	—	1,738,729	16,955,498	—	—
Institutional Class	813	*	17,867	*	—	—	2,438 *	22,052 *	—	—
Issued in reinvestment of dividends and distributions
Class A	4,734		167,254		—	—	—	—	—	—
Class C	—		—		—	—	—	—	—	—
Class D	—		—		—	—	—	—	—	—
Class P	—		—		—	—	—	—	—	—
Institutional Class	—		—		—	—	—	—	—	—
Shares redeemed
Class A	(1,651,508)		(44,497,476)		(361,330)	(10,436,116)	(716,545)	(5,382,718)	—	—
Class C	(2)		(32)		—	—	(378,319)	(2,758,885)	—	—
Class D	—		—		—	—	—	—	—	—
Class P	—		—		—	—	(445,226)	(3,307,012)	—	—
Institutional Class	—		—		—	—	—	—	—	—
Net increase resulting from Fund share transactions	218,544		$14,520,631		4,763,315	$125,819,130	7,574,341	$78,495,768	—	—

†	Commencement of operations.
*	Inclusive of shares sold to Allianz Global after commencement of operations.

8.	LEGAL PROCEEDINGS

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

36	Allianz Multi-Strategy Funds Annual Report	11.30.08

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

9.	PAYMENTS FROM AFFILIATES

During the period ended November 30, 2007, RCM and AGIA reimbursed RCM Global EcoTrendsSM $13,137 (less than $0.005 per share) for realized losses resulting from trading errors.

10.	INVESTMENTS BY AFFILIATES

At November 30, 2008, 99%, 99%, 96% and 100% of the outstanding shares of NACM Global Equity 130/30, RCM All Horizons, RCM Disciplined Equity and RCM International Opportunities, respectively, were owned by an affiliate of the Investment Manager. Investment activity by such affiliate could have a material impact on these Funds.

11.	SUBSEQUENT EVENTS

Effective December 29, 2008, the Trust added the following six separate investments funds: Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2040 Fund, Allianz Global Investors Solutions 2050 Fund and Allianz Global Investors Solutions Retirement Income Fund.

Effective January 30, 2009, the Nicholas-Applegate International Growth Fund (“NACM Fund”) will be reorganized into the Allianz NACM International Growth Fund, a series of the Trust. The Trust will acquire substantially all of the assets and liabilities of the NACM Fund’s Class I shares. On February 2, 2009, Classes A, C, D, P, R and Administrative shares of the Allianz NACM International Growth Fund will commence operations.

11.30.08	Allianz Multi-Strategy Funds Annual Report	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Funds Multi-Strategy Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Allianz NACM Global Equity 130/30 Fund, Allianz RCM All Horizons Fund, Allianz RCM Disciplined Equity Fund, Allianz RCM Global EcoTrendsSM Fund, Allianz RCM Global Water Fund and Allianz RCM International Opportunities Fund, each a fund of the Allianz Funds Multi-Strategy Trust (hereafter referred to as the “Funds”) at November 30, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 28, 2009

38	Allianz Multi-Strategy Funds Annual Report	11.30.08

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Funds’ Amended and Restated Investment Management Agreement (the “Advisory Agreement”) with Allianz Global Investors Fund Management LLC (the “Investment Manager”); the Amended Sub-Advisory Agreement (the “RCM Agreement”) between the Investment Manager and RCM Capital Management LLC (“RCM”) with respect to the RCM Funds and the Sub-Advisory Agreement between the Investment Manager and Nicholas-Applegate Capital Management LLC (“NACM”) with respect to the NACM Fund; and the Amended Portfolio Management Agreement between Allianz Global Investors Advisory GmbH (“AGIA” and, together with RCM and NACM, the “Sub-Advisers”) and RCM (the “AGIA Agreement” and, together with the RCM Agreement and NACM Agreement, the “Sub-Advisory Agreements,” and, together with the Advisory Agreement, the “Agreements”) with respect to the Funds. The Trustees met on June 10, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from the Funds’ management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Funds’ Advisory Agreement and the Sub-Advisory Agreements (with respect to all Funds except the RCM Global Water Fund) should be approved for an initial two-year period commencing July 8, 2008. With respect to the RCM Global Water Fund, the Agreements were approved for an initial two-year period commencing on March 28, 2008.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services Inc. (“Lipper Inc.”) on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Lipper Inc., (ii) information on the Funds’ management fees and other anticipated expenses and information provided by Lipper Inc. on the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager and its affiliates from their relationship with the Funds, (v) descriptions of various functions to be performed by the Investment Manager, and the Sub-Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager, and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Advisers; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Funds; the nature and quality of certain administrative services the Investment Manager would be responsible for providing to the Funds; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high-quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to the Funds given each of their investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the Funds’ fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the expected total expense ratio as a percentage of average daily net assets, and the management fees and total expense ratios of comparable funds identified by Lipper Inc. The Trustees also noted the expense limitation agreements for the Funds that would cap expenses.

The Trustees specifically took note of how the Funds were expected to compare to their respective Lipper Inc. peers with respect to expenses. The Trustees noted that while the Funds were not to be charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. Therefore, the Trustees, at the recommendation of the Investment Manager, also considered the total expense ratio of the Funds compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services and other non-management fees would be subsumed within the total expense ratio. They also considered the management fees of the peer funds.

Because the Funds are new, they did not have investment performance to compare to their respective peer group’s returns. The Trustees noted that the Funds’ respective expected expense ratios were greater than the median for its peer group.

The Trustees also considered each Fund’s management fee charged by the Investment Manager and respective Sub-Advisers to other clients, including traditional domestic funds relative to international funds and sector funds. The Trustees also noted that the management fee to be paid by the Funds was generally in line with the fees paid by other open-end funds managed by the Investment Manager.

The Trustees also considered the estimate of the profitability of the Investment Manager and its affiliates from their investment management relationship with the Funds.

The Trustees also took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, the Funds could gain potential economies of scale by having their expenses spread over an increasing asset base, thus potentially lowering the total fund expenses as a percentage of fund assets.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of services to be provided by the Investment Manager and Sub-Advisers.

11.30.08	Allianz Multi-Strategy Funds Annual Report	39

Federal Income Tax Information

(unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (November 30, 2008) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2008 are designated as “qualified dividend income”, as defined in the Act:

RCM Global EcoTrendsSM	100%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2008 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

RCM Global EcoTrendsSM	41.51%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investments in the Trust. In January 2009, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received in calendar year 2008.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2008 are as follows:

Fund	Foreign Gross Income	Foreign Gross Income Per Share	Foreign Tax	Foreign Tax Per Share
RCM Global Water	$2,187,106	$0.288257	$88,307	$0.011639
RCM International Opportunities	29,907	0.111040	2,532	0.009402

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-Div in January 2009.

40	Allianz Multi-Strategy Funds Annual Report	11.30.08

Allianz Multi-Strategy Trust—Board of Trustees

(unaudited)

Name, Date of Birth, Position(s) Held with Funds, Length
of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each Trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2008

Trustee since: 2008

Trustee/Director of 47 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica Date of Birth: 9/27/21 Trustee since: 2008 Trustee/Director of 47 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2008 Trustee/Director of 47 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2008 Trustee/Director of 47 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2008 Trustee/Director of 47 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Diana L. Taylor Date of Birth: 2/16/55 Trustee since: 2008 Trustee/Director of 43 funds in Fund Complex Trustee/Director of 2 funds outside of Fund Complex	Managing Director, Wolfensohn & Co., 2007-present; Superintendent of Banks, State of New York, 2003-2007.

John C. Maney† Date of Birth: 8/3/59 Trustee since 2008 Trustee/Director of 79 Funds in Fund Complex Trustee/Director of no Funds outside the Fund Complex	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

†	Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC; Nicholas-Applegate Holding LLC and OpCap Advisors LLC; Member—Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.
Additional	Information about the Funds’ Trustees is included in the Funds’ Statement of Additional Information which is available without charge, upon request, by calling (800) 426-0107 (Class A, C and D shares) or (800) 498-5413 (Institutional and Class P shares).

11.30.08	Allianz Multi-Strategy Funds Annual Report	41

Allianz Multi-Strategy Trust—Officers

(unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

E. Blake Moore, Jr. Date of Birth: 5/8/58 President & Chief Executive Officer since: 2008

Chief Executive Officer of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC. President and Chief Executive Officer of 46 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC; Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Andrew J. Meyers Date of Birth: 1/25/61 Vice President since: 2008

Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC; Managing Director, Allianz Global Investors Advertising Agency Inc. and Management Board and Chief Operating Officer of OpCap Advisors LLC. Vice President of 46 funds in the Fund Complex. Formerly, Managing Director and Chief Operating Officer of Allianz Global Investors Fund Management LLC; Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel Date of Birth: 11/14/64 Treasurer & Principal Financial & Accounting Officer since: 2008

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2008

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Lawrence G. Altadonna Date of Birth: 3/10/66 Assistant Treasurer since: 2008

Senior Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Assistant Treasurer of 81 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2008

Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2008

Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Distributors LLC and Allianz Global Investors U.S. Retail LLC; Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary of OpCap Advisors LLC; Assistant Secretary of 81 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2008

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 81 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2008

Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 81 funds in the Fund Complex. Formerly, Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2008

Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers	hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

42	Allianz Multi-Strategy Funds Annual Report	11.30.08

Trustees and Officers

Hans W. Kertess	E. Blake Moore, Jr.
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Andrew J. Meyers
Trustee	Vice President
Robert E. Connor	Brian S. Shlissel
Trustee	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Lawrence G. Altadonna
Trustee	Assistant Treasurer
R. Peter Sullivan III	Scott Whisten
Trustee	Assistant Treasurer
Diana L. Taylor	Richard J. Cochran
Trustee	Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
William V. Healey
Assistant Secretary
Richard H. Kirk
Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

RCM Capital Management LLC

4 Embarcadero Center

San Francisco, CA 94111

Nicholas-Applegate Capital Management LLC

600 West Broadway

San Diego, CA 92101

Allianz Global Investors Advisory GmbH

Mainzer Lanstrasse 11-13

Frankfurt-am-Main, Germany

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, M0 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call at (800) 426-0107 (Class A, C and D shares) or (800) 498-5413 (Institutional and Class P shares). Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 9/30/08. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your investment advisor.

AZ750AR_24250

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-877-4626. The Investment Advisors code of ethics are included as Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 0 in 2007 and $189,000 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2007 and $0 in 2008. (The Trust commenced operations on March 31, 2008)

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $0 in 2007 and $69,000 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant. (The Trust commenced operations on March 31, 2008)

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement review

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of semiannual report review)

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $0 and the 2008 Reporting Period was $695,454. The Trust commenced operations on March 31, 2008.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s Board of Trustees adopted a Nominating Committee Charter governing the affairs of the Nominating Committee of the Board, which is posted on the Allianz Investors website at www.allianzinvestors.com. Appendix B to the Nominating Committee charter includes “Procedures for Shareholders to Submit Nominee Candidates,” which sets forth the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. Among other requirements, the procedures provide that the recommending shareholder must submit any recommendation in writing to the Registrant to the attention of the Registrant’s Secretary, at the address of the principal executive offices of the Registrant and that there have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(c)) under the Act (17 CFR 270.3a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a	)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a	)(2)	Exhibit 99.CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b	)	Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust
By	/s/ E. Blake Moore, Jr.

E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: February 6, 2009

By	/s/ Brian S. Shlissel

Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore, Jr.

E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: February 6, 2009

By	/s/ Brian S. Shlissel

Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: February 6, 2009